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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): March 25, 2005


                               LECTEC CORPORATION
             (Exact name of registrant as specified in its charter)


         Minnesota                       0-16159                 41-1301878
(State or other jurisdiction        (Commission file          (I.R.S. Employer
     of incorporation)                   number)             Identification No.)


                   5616 Lincoln Drive, Edina, Minnesota 55436
          (Address of principal executive offices, including zip code)


       Registrant's telephone number, including area code: (952) 933-2291

              10701 Red Circle Drive, Minnetonka, Minnesota 55343
         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 2.02    RESULTS OF OPERATIONS AND FINANCIAL CONDITION.


         On March 25, 2005, LecTec Corporation issued a press release announcing earnings and other financial results for its fourth quarter and fiscal year ended December 31, 2004.


         This Current Report on Form 8-K and the earnings press release attached hereto are being furnished by the Registrant pursuant to Item 2.02 "Results of Operations and Financial Condition." In accordance with General Instruction B.2 of Form 8-K, the information contained in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section. In addition, this information shall not be deemed incorporated by reference into any of the Registrant's filings with the Securities and Exchange Commission, except as shall be expressly set forth by specific reference in any such filing.


ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS.

(C)  EXHIBIT


     Exhibit 99.1   LecTec Corporation Press Release, dated March 25, 2005





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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  March 30, 2005




                                           LECTEC CORPORATION


                                           /s/ Alan C. Hymes, M.D.
                                           -------------------------------------
                                           Alan C. Hymes, M.D.
                                           Chief Executive Officer



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                                  EXHIBIT INDEX


Exhibit No.           Description
-----------           -----------

99.1                  Press Release, dated March 25, 2005